                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 8, 2004


                        ARIZONA PUBLIC SERVICE COMPANY

             (Exact name of registrant as specified in its charter)


         Arizona                     1-4473                     86-0011170
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)           File Number)            Identification Number)


   400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona 85004
   -------------------------------------------------------------------
      (Address of principal executive offices)             (Zip Code)


                                 (602) 250-1000
                     ---------------------------------------
              (Registrant's telephone number, including area code)



                                      NONE
                   ------------------------------------ -----
          (Former name or former address, if changed since last report)

ITEM 5. STATE REGULATORY MATTERS

         On June 27, 2003, Arizona Public Service Company ("APS" or the "Company") filed a general rate case with the Arizona Corporation Commission ("ACC") and in August 2003 the ACC set April 7, 2004 as the date for the hearing on the rate case to begin. On December 19, 2003, an intervenor in the rate case representing certain merchant generators filed a motion requesting that the ACC
(i) require APS to expand its pending request for proposals ("RFP") for long-term power supply resources to 2200 megawatts and (ii) delay the rate case hearing for four months to permit the results of the expanded RFP to be considered in the rate case or, in the alternative, bifurcate the rate case to separately consider issues regarding Pinnacle West Energy Corporation assets. APS issued the RFP in early December 2003 for the purchase of at least 500 megawatts of long-term power supply resources for delivery beginning June 1, 2007 to be used for APS' anticipated retail load.

         On January 8, 2004, an ACC administrative law judge ("ALJ") issued a procedural order (the "Procedural Order") (i) revising the schedule for APS' pending general rate case to delay the hearing and other aspects of the procedural schedule by about three weeks, and (ii) requiring APS to provide certain information to potential bidders and to extend the bid response deadline by one week, but not to change the amount of resources requested in the RFP. The hearing is currently scheduled to begin on April 26, 2004. A copy of the Procedural Order is incorporated by reference herein as Exhibit 99.1.

         Based on the revised schedule and existing ACC regulations, the ACC will be able to make a decision in this general rate case in 2004. For additional information regarding the rate case, see "General Rate Case and Retail Rate Adjustment Mechanisms" in Note 5 of Notes to Condensed Financial Statements in Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

     The Company hereby incorporates the following Exhibit pursuant to Exchange Act Rule 12b-32 and Regulation Section 229.10(d) by reference to the filings set forth below:

Exhibit                                Originally Filed                 Date
No.           Description                 as Exhibit:    File No.*    Effective
---           -----------              ----------------  -----------  ---------
99.1          ACC Procedural Order           99.1           1-8962     1-9-04
              dated January 8, 2004


-------------------
* Reports filed under File Nos. 1-4473 and 1-8962 were filed in the office of the Securities and Exchange Commission located in Washington, D.C.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ARIZONA PUBLIC SERVICE COMPANY
                                                                 (Registrant)



Dated:      January 9, 2004                    By:/s/ Barbara M. Gomez
                                                  -----------------------------
                                                  Barbara M. Gomez
                                                  Treasurer

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